Exhibit 10.7

                                    LOAN AGREEMENT

                    THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of the 23rd day of June, 1997, by and between THE BANKERS BANK, a banking corporation organized under the laws of Georgia (the "Lender"), and MIDSOUTH BANCORP, INC., a Louisiana corporation (the "Borrower").

                                       RECITALS

                    WHEREAS, the Borrower wishes to obtain from the Lender a loan in the principal amount of up to $2,500,000, and the Lender, on the terms and conditions hereinafter set forth, is willing to lend such sum to the Borrower;

                    NOW, THEREFORE, for and in consideration of the premises, and the mutual agreements, warranties and representations herein made, the Lender and the Borrower agree as follows:

                               ARTICLE 1 - DEFINITIONS

                    1.1. "Bank   Stock"   means   all  of  the  issued  and
          outstanding capital stock of MidSouth National Bank.

                    1.2. "Capital" means all capital or all components of capital, other than any allowance for loan and lease losses that would otherwise be included and net of any intangible assets, as defined from time to time by the Borrower's or each MidSouth Subsidiary's primary federal regulator (as the case may be).

                    1.3. "Collateral" means and includes all property assigned or pledged to the Lender or in which the Lender has been granted a security interest or to which the Lender has been granted security title under this Agreement or the other Financing Documents or any other agreement, instrument, or document and the proceeds thereof.

                    1.4. "ERISA"   means  the  Employee  Retirement  Income
          Security Act of 1974, P.L. No. 93-406, as amended from time to time.

                    1.5. "Event of Default" shall have the meaning set forth in Article VII hereof.

                    1.6. "Financing Documents" means and includes this Agreement, the Note, the Pledge Agreement, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, stock powers, security agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, assignments, documents, instruments, information and other writings related thereto, or furnished by the Borrower to the Lender in connection therewith or in connection with any of the Collateral, and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.



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                    1.7. "Lender"  shall include transferees, assignees and
          successors of the Lender,  and all rights of the Lender under the
          Financing  Documents  shall  inure   to   the   benefit   of  its
          transferees,  successors  and  assigns.   All  obligations of the
          Borrower under the Financing Documents shall bind its heirs, legal representatives, successors, and assigns.

                    1.8. "Liabilities" means all indebtedness, liabilities, and obligations of the Borrower or any Subsidiary thereof of any nature whatsoever which the Lender may now or hereafter have, own or hold, and which are now or hereafter owing to the Lender regardless of however and whenever created, arising or evidenced, whether now, heretofore or hereafter incurred, whether now, heretofore or hereafter due and payable, whether alone or together with another or others, whether direct or indirect, primary or secondary, absolute or contingent, or joint or several, and whether as principal, maker, endorser, guarantor, surety or otherwise, and also regardless of whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including without limitation the Note and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

                    1.9. "Loan" shall have the meaning set forth in Section
          2.1 hereof.

                    1.10."MidSouth National Bank" means MidSouth National Bank, a National Banking Association formed under the laws of the United States, regulated by the Comptroller of the Currency, and authorized to do business in Louisiana.

                    1.11."MidSouth Subsidiaries" means each and every bank Subsidiary of the Borrower, now or hereafter in existence, including, but not limited to, MidSouth National Bank.

                    1.12."Non-Performing Loans" are those loans on non-accrual plus all other loans 90 days or more past due (in the case of consumer and credit card loans, 120 days or more, or MidSouth Subsidiary's policy, whichever is less), less the government guaranteed portions of those loans.

                    1.13."Note" shall have the meaning set forth in Section
          2.2 hereof.

                    1.14."Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    1.15."Pledge Agreement" shall have the meaning set forth in Section 2.4(a) hereof.

                    1.16."Subsidiary" means each of the MidSouth Subsidiaries and each other corporation for which the Borrower has the power, directly or indirectly, to direct its management or policies or to vote 25% or more of any class of its voting securities, but excluding Finance Company of the South, Inc. if it accounts for no more than 10% of the Borrower's assets or revenues on a consolidated basis.


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                    1.17."Total  Risk-Based  Capital Ratio" means the Total
          risk-based capital ratio as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the relevant MidSouth Subsidiary.

                    1.18."Weighted Average Return on Assets" means (i) with respect to the Borrower, its net income for the previous calendar year plus the amount of any interest payments by it on the Loan during the previous calendar year, divided by its average assets during the previous calendar year, and (ii) with respect to each MidSouth Subsidiary, its net income for the previous calendar year divided by its average assets during the previous calendar year.

                    1.19.All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect from time to time.

                                 ARTICLE 2 - THE LOAN

                    2.1. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower the principal sum of up to $2,500,000 (the "Loan") in a series of advances as requested from time to time by the Borrower in a period beginning on the date of this Agreement and ending on the date 24 months after the date of this Agreement. Each such advance will reduce the remaining commitment to lend hereunder and repayments of advances shall not permit the Borrower to receive an additional advance of such funds.

                    2.2. The Loan shall be evidenced by a grid promissory note, in form and substance satisfactory to the Lender, duly executed and delivered by the Borrower in favor of the Lender. Said grid promissory note and any amendment(s), extension(s), renewal(s), modification(s) or substitution(s) thereof or therefor which is in effect at any particular time is hereinafter called the "Note." The Note shall provide that:

                         (a) The Loan shall bear interest at a rate per annum, calculated on the basis of a 360-day year and actual days elapsed, equal to the Prime Rate Basis (as defined in the Note).

                         (b) Accrued interest shall be payable quarterly in arrears on the last day of each quarter, commencing September 30, 1997, and continuing to be due on the last day of each quarter (March 31, June 30, September 30, or December 31) thereafter until the Loan is paid in full. Interest shall also be due and payable when the Loan shall become due (whether at maturity, by reason of acceleration or otherwise).

                         (c) Commencing June 30, 1999, and continuing on June 30 of each succeeding calendar year, the Loan shall be due and payable in eight (8) consecutive annual installments of principal, each in the amount of 11.11% of the principal amount of the Loan outstanding on June 30, 1999, plus all accrued and unpaid interest as hereinabove provided. The entire outstanding balance of the Loan, together with all accrued and unpaid interest, shall be due and payable in a ninth (9th) and final installment on June 30, 2007.


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

                         (d) No penalty or premium shall be imposed for the prepayment in whole or in part of the principal balance of the Loan. Any prepayment in full shall be accompanied by the payment in full of all accrued but unpaid interest on the Loan through the prepayment date, whether or not such interest is otherwise due and payable. Partial prepayments of the Loan shall be applied against the principal installments thereof in reverse order of maturity and shall not alter the amount of the regularly scheduled payments under the Loan; provided, however, that at Borrower's election a prepayment of principal in the amount equal to a full principal installment shall be applied to the next principal installment due.

                    In  the  event  of  conflict  between the terms of this
          Section 2.2 and those of the Note, the Note shall control.

                    2.3. The proceeds of the Loan shall be used by the Borrower to refinance existing debt in the principal amount of $883,355.13 and to provide funds for future expansion.

                    2.4. To secure the repayment of the Loan:

                         (a) The Borrower shall execute and deliver to the Lender a stock pledge agreement (the "Pledge Agreement") in form and substance satisfactory to the Lender, and pursuant to which the Borrower shall grant to the Lender a security interest in the Bank Stock. On or before the day the Loan is made, the Borrower shall deliver to the Lender the certificate(s) representing the Bank Stock together with stock transfer powers for the same in form and substance satisfactory to the Lender. If at any time prior to repayment in full of the Loan the Borrower acquires any additional shares of the Bank Stock, the Borrower shall promptly deliver certificates evidencing such shares of the Bank Stock to the Lender and such additional shares shall be added to the collateral already pledged to the Lender under the Pledge Agreement, and the Lender shall have a security interest in such additional shares.

                         (b) If at any time prior to repayment in full of the Loan the aggregate book value (as determined in accordance with generally accepted accounting principles) of the shares of Bank Stock under pledge to the Lender becomes less than 200% of the then-outstanding principal and interest balance of the Loan, the Borrower shall promptly deliver to the Lender on demand additional collateral of a type and value acceptable to the Lender (and the Lender's judgment in valuing same shall be conclusive) so that the sum of the value of such additional collateral plus the aggregate book value of the Bank Stock then under pledge is equal to or in excess of 200% of the then-outstanding principal and interest balance of the Loan. In connection with the Borrower's delivery of any additional collateral under this Section 2.4(b), the Borrower will execute any and all security documents as the Lender may request to evidence and perfect the Lender's rights in such additional collateral.

                    2.5. In connection with the Loan, the Borrower also will deliver to the Lender the resolutions and other agreements or instruments specified in Section 6.5 hereof and such other documents as may be reasonably required by the Lender.

                      ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

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

                    The Borrower represents and warrants to the Lender that each of the following is true, correct, complete and accurate in all respects:

                    3.1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana, and is qualified to do business in all jurisdictions where such qualification is necessary, except where the failure to so qualify would not have a material adverse effect on the Borrower or its business. The Borrower is registered as a bank holding company with the Board of Governors of the Federal Reserve System and the Louisiana Commissioner of Financial Institutions.

                    3.2. MidSouth National Bank is a National Banking Association formed under the laws of the United States, regulated by the Comptroller of the Currency, and authorized to do business in Louisiana. The Borrower owns all of the outstanding capital stock of MidSouth National Bank, and there are no outstanding options, warrants or other rights which can be converted into shares of capital stock of MidSouth National Bank (other than those, if any, issued in favor of Borrower). Schedule 3.2 sets forth the number and class of all of the outstanding shares of capital stock of MidSouth National Bank. MidSouth National Bank has all requisite corporate power and authority and possesses all licenses, permits and authorizations necessary for it to own its properties and conduct its business as presently conducted.

                    3.3. Each financial statement of the Borrower or any Subsidiary which has been delivered to the Lender presents fairly the financial condition of the Borrower or such Subsidiary as of the date indicated therein and the results of its operations for the period(s) shown therein. There has been no material adverse change, either existing or threatened, in the financial condition or operations of the Borrower or any Subsidiary since the date of said financial statement.

                    3.4. The Borrower has full power and authority to make, execute and perform in accordance with the respective terms thereof each of the Financing Documents. The execution and performance by the Borrower of each and every one of the Financing Documents have been duly authorized by all requisite action, and each and every one of them constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

                    3.5. Execution, delivery, and performance by the Borrower of each and every one of the Financing Documents do not violate any provision of law or regulations and will not result in a breach of or constitute a default under any agreement, indenture or other instrument to which the Borrower or any Subsidiary is a party or which the Borrower or any Subsidiary is bound.

                    3.6. Except for the security interest created by the Pledge Agreement, the Borrower owns the Bank Stock free and clear of all liens, charges and encumbrances. The Bank Stock is duly issued, fully paid and non-assessable (except as provided in 12 U.S.C. 55), and the Borrower has the unencumbered right to pledge the Bank Stock.

                    3.7. There is no claim, action, suit, arbitration, investigation, condemnation or other proceeding at law or in equity, or by or before any federal, state, local or other

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

          governmental agency, or by or before any other agency or arbitrator, nor is there any judgment, order, writ, injunction or decree of any court pending, anticipated or threatened against the Borrower or any Subsidiary or against any of their properties or assets, which might have a material adverse effect on the Borrower, any Subsidiary, or their respective properties or assets, or which might call into question the validity or enforceability of any of the Financing Documents, or which might involve the alleged violation by the Borrower or any Subsidiary of any material federal, state, local or other law, rule or regulation.

                    3.8. All of the Borrower's outstanding capital stock has been validly issued, fully paid and is non-assessable. The Borrower is not in material violation of any applicable federal, state, local, or other securities laws and regulations with respect to the issuance of any of its capital stock or any other of its securities.

                    3.9. The Borrower and each Subsidiary have accurately prepared and timely filed (or caused to be filed) in all material respects all required federal, state, local, or other tax returns and have paid (except as otherwise permitted by Section 4.3 hereof) all governmental taxes and other charges imposed upon it or on any of its properties or assets. The Borrower does not know of any proposed additional tax assessment against it or any Subsidiary.

                    3.10.No consent, approval, order, authorization, designation, registration, declaration, or filing with or of any federal, state, local, or other governmental authority or public body on the part of the Borrower or any Subsidiary is required in connection with the Borrower's execution, delivery or performance of any of the Financing Documents; or if required, all such prerequisites have been, or as of the date the Loan is advanced will be, fully satisfied.

                    3.11.Neither the Borrower nor any Subsidiary has incurred any material accumulated funding deficiency within the meaning of ERISA, or has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under such Act) in connection with any employee benefit plan established or maintained by the Borrower or any Subsidiary.

                    3.12. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds of the Loan) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Parts 207, 220, 221, and 224. None of the proceeds of the Loan hereunder will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "margin stock" within the meaning of said Regulation U.

                          ARTICLE 4 - AFFIRMATIVE COVENANTS

                    For so long as this Agreement is in effect, and unless the Lender expressly consents in writing otherwise or to the contrary, the Borrower hereby expressly covenants and agrees as follows:

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

                    4.1. Upon  request of the Lender, the Borrower and each
          Subsidiary shall make available its officers and employees to the Lender to discuss the financial affairs of the Borrower or such Subsidiary, at such times and intervals as the Lender may reasonably request, and the Borrower and each Subsidiary shall promptly confirm or furnish in reasonable detail whatever information relative to the Borrower or such Subsidiary as the Lender's authorized representative, auditor or counsel may reasonably request.

                    4.2. The Borrower shall promptly furnish to the Lender:
          (a) not later than one hundred twenty (120) days after and as of the end of each fiscal year, audited consolidated and consolidating financial statements of the Borrower, to include a balance sheet and statements of income, changes in stockholders' equity and cash flows, all in reasonable detail, prepared in accordance with generally accepted accounting principles and certified by Deloitte & Touche or other independent accounting firm acceptable to the Lender; (b) not later than forty-five (45) days after and as of the end of each of the first three (3) quarters of each fiscal year, unaudited consolidated financial statements of the Borrower, to include a balance sheet and statements of income, changes in stockholders' equity and cash flows, all in reasonable detail, prepared in accordance with generally accepted accounting principles (subject to changes resulting from normal year-end adjustments), and certified by the chief financial officer of the Borrower; (c) not later than thirty (30) days after and as of the end of each of the first three (3) quarters of each year, copies of the Report of Condition and the Report of Income and Dividends of each of the MidSouth Subsidiaries as filed with the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or the Office of Comptroller of the Currency (as the case may
          be); (d) not later than thirty (30) days after and as of the end of each quarter of each year, a statement of the Borrower's chief financial officer describing in reasonable detail the status of compliance with each of the covenants set forth in Articles IV and V hereof, and, in the event of non-compliance with any of such covenants, also setting forth in reasonable detail the action which the Borrower proposes to take with respect thereto;
          (e) as soon as available, copies of all proxy materials, financial statements and reports (if any) which the Borrower sends to its stockholders and copies of all regular, periodic and special reports and all registration statements which the Borrower files with the Securities and Exchange Commission or any state securities commission or regulatory agency; (f) immediately after the occurrence of a material adverse change in the business, properties, condition, management or prospects, financial or otherwise, of the Borrower or any Subsidiary, including, without limitation, imposition of any formal or informal letter agreement, memorandum of understanding, cease and desist order, or other similar regulatory action involving the Borrower or any Subsidiary, a statement of the Borrower's chief executive officer or chief financial officer setting forth in reasonable detail such change and the action which the Borrower or any Subsidiary proposes to take with respect thereto; and (g) from time to time upon request of the Lender, such other information relating to the operations, business, condition, management, properties and prospects of the Borrower or any Subsidiary as the Lender may reasonably request.

                    4.3. The Borrower shall permit the Lender's appropriate officers and employees to inspect the financial books and records of Borrower and each Subsidiary, to perform a review of the loan portfolio of each MidSouth Subsidiary as reasonably deemed necessary, and to review regulatory reports to the extent permitted by the Borrower's and each Subsidiary's regulatory authorities.

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                    4.4. The Borrower and each Subsidiary  shall punctually
          pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, as well as all claims of any kind, which if unpaid, might by law become a lien or charge upon its property, except taxes, assessments, charges, levies or claims which are in good faith being timely litigated or otherwise properly contested by the Borrower or the Subsidiary and as to which the contestant has established an adequate reserve on its books.

                    4.5. The Borrower and each Subsidiary shall comply in all material respects with the requirements of all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to it, and all orders and decrees of all courts and arbitrators in proceedings or actions to which it is a party or by which it is bound.

                    4.6. To the maximum extent permitted by applicable law, and provided that the Lender's correspondent services are available and competitively priced, the Borrower shall cause each of the MidSouth Subsidiaries to maintain the Lender as its primary correspondent.

                    4.7. The Borrower shall immediately report to the Lender any significant change in Borrower's management or any increase or decrease in any one year in the beneficial ownership of the Borrower's common stock by any officer, director or 5% or greater stockholder of the Borrower, other than any increase or decrease of less than 1% of the Borrower's common stock outstanding in any one year.

                            ARTICLE 5 - NEGATIVE COVENANTS

                    For so long as this Agreement is in effect, and unless the Lender expressly consents in writing otherwise or to the contrary, the Borrower hereby expressly covenants and agrees to the following negative covenants:

                    5.1. The Borrower shall not permit its Capital as of the end of any fiscal quarter during the term of this Agreement to be less than $10,500,000 (excluding the accounting effects of FASB Statement No. 91).

                    5.2. The Borrower shall not permit the Total Risk-Based Capital Ratio of the Borrower or any of the MidSouth Subsidiaries as of the end of any fiscal year during the term of this Agreement to be less than 10.0%.

                    5.3. The Borrower shall not, and shall not permit any of the MidSouth Subsidiaries to, fail to comply with any minimum capital requirement imposed by any of their federal and state regulators.

                    5.4. The Borrower shall not permit the earnings of the MidSouth Subsidiaries, on an annualized basis as of the end of each calendar quarter (taking into account any retained net profits in accordance with OCC regulations regarding the payment of dividends) during the term of this Agreement, to be less than adequate on a prospective basis to pay to the Borrower in the immediately succeeding calendar year legally permissible dividends in amounts sufficient to fund the payments of principal and interest on the Loan required under the Note and this Agreement during such year, except to the extent that new funds available for debt service in an amount sufficient to cover the prospective deficiency are made available to the Borrower in a manner that does not violate any covenant in this Agreement or any other Financing Document.

                    5.5. The Borrower shall not permit its or any MidSouth Subsidiaries' Weighted Average Return on Assets for each fiscal year ending during the term of this Agreement to be less than 0.50%.

                    5.6. The Borrower shall not permit the allowance for loan and lease losses of any of the MidSouth Subsidiaries to be less than 1.0% of its gross loans for each fiscal quarter ending during the term of this Agreement.

                    5.7. The Borrower and each MidSouth Subsidiary shall maintain the following asset quality ratios:

                         (a) Net Charge Offs will be less than 1.00% of average loans.

                         (b) Non-Performing Loans shall be less than 1.50% of gross loans.

                         (c) Non-Performing Loans plus other real estate owned shall be less than 2.00% of total assets.

                    5.8. The  Borrower shall neither declare  nor  pay  any
          dividend nor make any distribution on any shares of stock of the Borrower or to its stockholders (other than dividends or distributions payable in shares of stock of the Borrower) nor shall the Borrower retire, redeem, purchase or otherwise acquire for value, directly or indirectly, any shares of the capital stock of the Borrower (nor permit any Subsidiary to do so) if such declaration, payment, distribution, retirement, purchase, redemption or other acquisition would result in an Event of Default hereunder or an event which, with the giving of notice or passage of time (or both), would constitute such an Event of Default.

                    5.9. The Borrower shall not, nor permit any MidSouth Subsidiary to, incur, create, assume or permit to exist any indebtedness or liability for borrowed money other than to the Lender, the Borrower or a wholly-owned Subsidiary of the Borrower, without prior Lender approval, except that this covenant shall not apply to deposits, repurchase agreements, overdrafts, borrowing of federal funds, FHLB advances, and other banking transactions entered into by a MidSouth Subsidiary in the ordinary course of its business.

                    5.10.The Borrower shall not in any manner, directly or indirectly, become a guarantor of any obligation of, or an endorser of, or otherwise assume or become liable upon any notes, obligations, or other indebtedness of any other Person (other than a Subsidiary) except in connection with the normal and ordinary course of business.

                    5.11.The Borrower shall not, nor permit any Subsidiary to, transfer all or substantially all of its assets to, consolidate with or merge with any other Person or acquire all or substantially all of the properties or capital stock of any other Person, or create any Subsidiary or enter into any partnership or joint venture.

                    5.12.The Borrower shall not, nor permit any Subsidiary to, change or amend its articles or certificate of incorporation or association or its by-laws.

                    5.13.The Borrower shall not permit any Subsidiary (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) to issue, sell or otherwise dispose of any shares of any class of its stock (other than directors' qualifying shares) except to the Borrower or a wholly-owned Subsidiary of the Borrower.

                    5.14.The Borrower shall not sell or otherwise dispose of, or part with control of, any securities or indebtedness of any Subsidiary, and the Borrower shall not pledge, hypothecate, assign, transfer or grant a security interest in any of the capital stock or other securities of any of its Subsidiaries.

                    5.15.Neither the Borrower nor any Subsidiary shall incur or suffer to exist any material accumulated funding deficiency within the meaning of ERISA or incur any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA).


                           ARTICLE 6 - CONDITIONS PRECEDENT

                    All of the Lender's obligations under this Agreement, including without limitation any obligation to make any advance of the Loan to the Borrower, are subject to the prior fulfillment of each of the following conditions, and the Borrower shall use its best efforts to cause each of the following conditions to be so fulfilled:

                    6.1. All representations and warranties of the Borrower contained in this Agreement and in each and every one of the other Financing Documents shall be true, correct, complete and accurate in all material respects on and as of the date of each advance of the Loan.

                    6.2. The Borrower and each Subsidiary shall have duly and properly performed in all material respects all covenants, agreements, and obligations required by the terms of this Agreement or any of the other Financing Documents to be performed by the Borrower or the Subsidiary.

                    6.3. The Borrower shall not have taken or permitted to be taken any actions which would conflict with any of the provisions of Article V hereof.

                    6.4. Since the date of this Agreement no material adverse change shall have occurred in the Borrower's or any Subsidiary's condition (financial or otherwise), or in the business, properties, assets, liabilities, prospects, or management of the Borrower or any Subsidiary.

                    6.5. Prior to the advance of the Loan, the Borrower shall have delivered to the Lender the following described documents:

                         (a)  This Agreement duly executed by the Borrower;

                         (b)  The Note duly executed by the Borrower;

                         (c) The Pledge Agreement duly executed by the Borrower;

                         (d) A Certificate of the Borrower's Secretary or Assistant Secretary, in form and substance satisfactory to the Lender, with respect to the corporate documents of the Borrower and MidSouth National Bank, the resolutions of the Borrower's directors authorizing the execution of this Agreement and the other Financing Documents, and such other matters as the Lender may reasonably require;

                         (e) A copy of the Borrower's certificate or articles of incorporation certified by the Secretary of State of the state of its incorporation;

                         (f) A certificate of the Secretary of State of the state of the Borrower's incorporation certifying that the Borrower is a corporation duly organized and in good standing under the laws of such state;

                         (g) A copy of MidSouth National Bank's certificate or articles of incorporation or association certified by its chartering authority;

                         (h) An opinion of legal counsel, in form and substance satisfactory to the Lender, with respect to the Borrower's and MidSouth National Bank's organization and authority, the enforceability of this Agreement and the Financing Documents, and such other matters as the Lender may reasonably require; and

                         (i) Such other documents, instruments and agreements as may be reasonably required by the Lender or the Lender's counsel in connection with the Loan hereunder.

                    6.6. No Event of Default or event which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the terms of this Agreement, shall have occurred.

                    6.7. All other matters incidental to the Loan hereunder shall be satisfactory to the Lender.

                            ARTICLE 7 - EVENTS OF DEFAULT

                    The occurrence of any one or more of the following events will constitute an event of default (herein called an "Event of Default") by the Borrower under this Agreement:

                    7.1. Failure of the Borrower punctually to make payment of any amount payable, whether principal or interest or other amount, on any of the Liabilities, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration or otherwise.

                    7.2. If any statement, representation, or warranty of the Borrower made in this Agreement or in any of the other Financing Documents or at any time furnished by or on behalf of the Borrower to the Lender proves to have been untrue, incorrect, misleading, or incomplete in any material respect as of the date made.

                    7.3. Failure of the Borrower punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in Article V hereof.

                    7.4. Failure of the Borrower punctually and fully to perform, observe, discharge or comply with any of the other covenants set forth in this Agreement, which failure is not cured within thirty (30) days after notice from the Lender to the Borrower.

                    7.5. The occurrence of a default, an event of default, or an Event of Default under any of the other Financing Documents or under any other agreement to which the Borrower and the Lender are parties or under any other instrument executed by the Borrower in favor of the Lender.

                    7.6. If the Borrower or any Subsidiary becomes insolvent as defined in the Uniform Commercial Code of Georgia or makes an assignment for the benefit of creditors; or if any action is brought by the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if the Borrower or any Subsidiary commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by the Borrower or any Subsidiary for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; provided that this Section shall not apply to an action for receivership or dissolution under the Louisiana Business Corporation Law so long as such action is contested in good faith by the Borrower.

                    7.7. If any action is brought against the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or if any proceeding under the Federal Bankruptcy Code is instituted against the Borrower or any Subsidiary and (i) an order for relief is entered in such proceeding or (ii) such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or if any reorganization or arrangement proceeding is instituted against the Borrower or any Subsidiary for the settlement, readjustment, composition, or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or if any action or petition is otherwise brought against the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature, or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was brought; provided that this Section shall not apply to an action for receivership or dissolution under the Louisiana Business Corporation Law so long as such action is contested in good faith by the Borrower.

                    7.8. If the Borrower or any Subsidiary is in default on indebtedness to another Person or an event has occurred which, with the giving of notice or passage of time, or both, will cause the Borrower or any Subsidiary to be in default on indebtedness to another Person, and the amount of such indebtedness exceeds $100,000 or the acceleration of the maturity of such indebtedness would have a material adverse effect upon the Borrower or such Subsidiary.

                    7.9. Any other material adverse change occurs in the Borrower's financial condition or means or ability to pay the Liabilities.

                    7.10.If any cease and desist order has been entered against Borrower or any Subsidiary by any federal or state bank or bank holding company regulatory agency or body, or if the Borrower or any Subsidiary enters into any form of memorandum of understanding, plan of corrective action, or letter agreement with any such federal or state bank or bank holding company regulatory agency or body concerning a material aspect of its business, or if any other regulatory enforcement action is taken against Borrower or any Subsidiary relating to the capitalization, management or material operation of the Borrower or any Subsidiary.

                    7.11.If Borrower or any Subsidiary is indicted or convicted or pleads guilty or nolo contendere to any charge that Borrower or such Subsidiary has violated the Federal Money Laundering Control Act, the Controlled Substances Act, the Currency and Foreign Transactions Reporting Act or any other federal, state or local drug, controlled substances, money laundering, currency reporting, racketeering, or racketeering-influenced-and-corrupt-organization statute or regulations, or any other similar federal, state or local forfeiture statute (including without limitation 18 U.S.C. Section 1963).

                    7.12.If any Person (other than a Person who controls Borrower as of the date of this Agreement) or group of Persons acting in concert (other than a group of Persons which controls Borrower as of the date of this Agreement) shall at any time after the date of the Agreement acquire control of the Borrower, as such term is defined by the Change in Bank Control Act of 1978, as amended, 12 U.S.C. Section 1817(j), and the rules and regulations adopted thereunder; provided, however, that the Borrower's employee stock option plan and J. B. Hargroder, M. D. may each acquire up to an aggregate of 25% and 12%, respectively, of the Borrower's stock without constituting an Event of Default hereunder.

                    7.13.If the Borrower ceases to own 100% of the issued and outstanding capital stock of, or to control, the MidSouth Subsidiaries.

                          ARTICLE 8 - REMEDIES UPON DEFAULT

                    8.1. Upon the occurrence of an Event of Default:

                         (a) Any of the Liabilities may (notwithstanding any provisions contained therein or herein to the contrary), at the option of the Lender and without presentment, demand, notice or protest of any kind (all of which are expressly waived by the Borrower in this Agreement), be declared due and payable, whereupon they immediately will become due and payable;

                         (b) Except as otherwise provided in the Pledge Agreement, the Lender may also, at its option, and without notice or demand of any kind, exercise from time to time any and all rights and remedies available to it under this Agreement or under any of the other Financing Documents, as well as exercise from time to time any and all rights and remedies available to a secured party when a debtor is in default under a security agreement as provided in the Uniform Commercial Code of Georgia, or available to the Lender under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral; and

                         (c) The Borrower shall pay all of the reasonable costs and expenses incurred by the Lender in enforcing its rights under this Agreement and the other Financing Documents. In the event any claim under this Agreement or under any of the other Financing Documents is referred to an attorney for collection, or collected by or through an attorney at law, the Borrower will be liable to the Lender for all expenses incurred by it in seeking to collect the Liabilities or to enforce its rights hereunder, in the other Financing Documents or in the Collateral, including, without limitation, reasonable attorneys' fees.

                    8.2. Any proceeds from disposition of any of the Collateral may be applied by the Lender first to the payment of all expense and costs incurred by the Lender in collecting such Liabilities, in enforcing the rights of the Lender under each and every one of the Financing Documents and in collecting, retaking, holding, preparing the Collateral for and advertising the sale or other disposition of and realizing upon the Collateral, including, without limitation, reasonable attorneys' fees as well as all other legal expenses and court costs. Any balance of such proceeds may be applied by the Lender toward the payment of such of the Liabilities and in such order of application as the Lender may from time to time elect. The Lender shall pay the surplus, if any, to the Borrower. The Borrower shall pay the deficiency, if any, to the Lender.

                              ARTICLE 9 - MISCELLANEOUS

                    9.1. Time is of the essence of this Agreement.

                    9.2. This Agreement, together with all of the other Financing Documents, supersedes all prior discussions, understandings and agreements by and between the Borrower and the Lender with respect to the Loan and the Collateral, and together they constitute the sole and entire agreement between the parties.

                    9.3. This Agreement and the security interests and security title conveyed under the Financing Documents shall remain in full force and effect until such time as (i) the Liabilities are repaid in full, (ii) the Lender is under no obligation to make loans or other financial accommodations to the Borrower, and (iii) either party in writing notifies the other that it is thereby terminating this Agreement.


                    9.4. The Lender will not be deemed as a consequence of any act, delay, failure, omission, or forbearance (including without limitation failure to exercise its rights of accelerating the maturity of any of the Liabilities or other indulgences granted from time to time by the Lender) or for any other reason:
          (i) to have waived, or to be estopped from exercising, any of its rights or remedies under this Agreement or under any of the other Financing Documents; or (ii) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Agreement or of any of the other Financing Documents unless such waiver, modification, amendment, change, termination, rescission, or supersession is express, in writing and signed by a duly authorized officer of the Lender. No single or partial exercise by the Lender of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion.

                    9.5. Except as provided otherwise in this Agreement, all notices and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to the Lender or to the Borrower at their respective addressees set forth below, such notices, demands and other communications are to be deemed to have been delivered on the second business day after being so posted.

          If to the Lender:   The Bankers Bank
                              300 Northcreek, Suite 800
                              3715 Northside Parkway
                              Atlanta, Georgia 30327
                              Attn:  Jack Gardner, Vice President

          If to the Borrower: MidSouth Bancorp, Inc.
                              Versailles Centre
                              102 Versailles Boulevard
                              Lafayette, Louisiana 70501
                              Attn:C.R. Cloutier, President
                                   and Chief Executive Officer

          Either the Lender or the Borrower may, by written notice to the other, designate a different address for receiving notices under this Agreement; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent.

                    9.6. The Borrower may not, without the consent of the Lender, assign or transfer any of its rights or duties hereunder or under any of the other Financing Documents.

                    9.7. The Lender may at any time grant participation in or sell, assign, transfer or otherwise dispose of, all or any portion of the indebtedness of the Borrower outstanding pursuant to this Agreement and the Note. The Borrower hereby agrees that any holder of a participation in, and any assignee or transferee of, all or any portion of any amount owed by the Borrower under this Agreement and the Note (i) shall be entitled to the benefits of the provisions of this Agreement as the Lender hereunder, and
          (ii) may exercise any and all rights of the banker's lien, set-off or counterclaim with respect to any and all amounts owed by the Borrower to such assignee, transferee or holder as fully as if such assignee, transferee or holder had made the Loan in the amount of the obligation in which it holds a participation or which is assigned or transferred to it.

                    9.8. All statements, reports, certificates, opinions, and other documents or information furnished to the Lender under the Financing Documents shall be supplied by the Borrower without cost to the Lender. Further, the Borrower shall reimburse the Lender on demand for all out-of-pocket costs and expenses (including legal fees) incurred by the Lender in connection with the preparation, establishment, interpretation, operation, and enforcement of the Financing Documents or the protection or preservation of any right or claim of the Lender with respect to the Financing Documents.

                    9.9. The Borrower will pay all taxes (if any) in connection with this Agreement, any of the other Financing Documents, any loan made in connection with this Agreement, or the issuance or ownership of any of the Financing Documents and in connection with any modification of said loan, this agreement, or any of the Financing Documents (excluding, however, any taxes imposed upon or measured by the net income of the Lender), and will save the Lender harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Borrower under this section shall survive the payment of the Liabilities and the termination of this Agreement.

                    9.10. In addition to any other amounts payable by Borrower under this Agreement, Borrower hereby agrees to pay and indemnify Lender from and against all claims, liabilities, losses, costs, and expenses (including, without limitation, reasonable attorneys' fees and expenses) which Lender may (other than as a result of the gross negligence or willful misconduct of Lender), incur or be subject to as a consequence, directly or indirectly, of (i) any breach by Borrower of any warranty, term or condition in, or the occurrence of any default under, this Agreement or any other Financing Document, including all fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default,
          (ii) Lender's making, holding, or administering the Loan or the Collateral, (iii) allegations of participation or interference by Lender in the management, contractual relations or other affairs of Borrower or any Subsidiary, (iv) allegations that Lender has joint liability with Borrower or any Subsidiary for any reason, and (v) any suit, investigation, or proceeding as to which Lender or such participant is involved as a consequence, directly or indirectly, of its execution of this Agreement or any other Financing Document, or any other event or transaction contemplated by any of the foregoing. The obligations of Borrower under this Section 9.10 shall survive the termination of this Agreement.

                    9.11. Upon the occurrence of an Event of Default hereunder, the Lender, without notice or demand of any kind, may hold and set off against such of the Liabilities (whether matured or unmatured) as the Lender may elect, any balance or amount to the credit of the Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of the Borrower with the Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint. Any Person purchasing an interest in debt obligations under this Agreement held by the Lender may exercise all rights of offset with respect to such interest as fully as if such Person were a holder of debt obligations hereunder in the amount of such interest.

                    9.12. If at any time the Lender upon advice of its counsel shall determine that any further document shall be required to effect this Agreement and the transactions and other agreements contemplated thereby, the Borrower shall, and shall cause its Subsidiaries to, execute and deliver such document and otherwise carry out the purposes of this Agreement.

                    9.13. This Agreement and all of the other Financing Documents have been made and delivered in the State of Georgia, and the terms, provisions and performance thereof are in all respects, including without limitation all matters of construction, interpretation, validity, enforcement, and performance, to be construed in accordance with and governed by the laws of that State, including without limitation the Uniform Commercial Code of Georgia, as amended from time to time. Wherever possible, each provision of this Agreement and of each and every one of the other Financing Documents is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision thereof is prohibited or invalid under such law, such provision is to be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or of any of the other Financing Documents.

                    9.14. "Herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, paragraph, section or other subdivision.

                    9.15. The titles of the Articles appear as a matter of convenience only and shall not affect the interpretation hereof.

                    9.16.   Words  importing   the  singular  number  shall
          include the plural number and vice versa, and pronouns used shall be deemed to cover all genders.

                    IN WITNESS WHEREOF, the Lender has executed this Agreement, and the Borrower has executed this Agreement and placed its seal hereon, all as of the day and year first above written.

                                   BORROWER:

                                        MIDSOUTH BANCORP, INC.


                                        By: ____________________________
                                             C. R. Cloutier
                                             Title:  President and Chief
                                                     Executive Officer
                                                     ___________________

                                        Attest:      ___________________


                                             Title:  ___________________


                                                  [CORPORATE SEAL]

                                   LENDER:

                                        THE BANKERS BANK


                                        By: ____________________________

                                             Jack Gardner
                                             Title:  Vice President
                                                     ___________________

                                        Attest:      ___________________


                                             Title:  ___________________


                                                  [BANK SEAL]

                                     Schedule 3.2

                  Number and Class of All Authorized and Outstanding
                           Stock of MidSouth National Bank


               Common stock, par value $5.00 per share, 437,500 shares authorized and 350,000 shares issued and outstanding.

                                 GRID PROMISSORY NOTE

          $2,500,000                                          June 23, 1997


               FOR VALUE RECEIVED, the undersigned, MIDSOUTH BANCORP, INC., a Louisiana corporation (the "Borrower"), promises to pay to the order of THE BANKERS BANK, a Georgia banking corporation (hereinafter called the "Lender" and, together with any holder hereof, called the "Holder"), at 300 Northcreek, Suite 800, 3715 Northside Parkway, Atlanta, Georgia 30327 (or at such other place as the Holder may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000) or, if less, so much thereof as has been advanced and is outstanding hereunder, plus interest as hereinafter provided.

               This Note is the Note made and given as described in that certain Loan Agreement dated as of June 23, 1997, between the Borrower and the Lender (the "Loan Agreement"). In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein.

               The Borrower shall be entitled to borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement.

               The Borrower hereby authorizes the Holder to endorse on the Schedule annexed to this Note all advances of funds made to the Borrower and all payments of principal amounts in respect of the Loan, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of the Loan; provided, however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligations of the Borrower under this Note.

               The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder, at a simple interest rate per annum equal to the Prime Rate Basis. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the Prime Rate minus fifty basis points (0.50%).

               "Prime Rate" shall mean, on any day, the rate of interest published as the "Prime Rate" as of such day appearing in the "Money Rates" section of the Eastern Edition of the Wall Street Journal or any successor to such section. If more than one such rate shall be published, then the Prime Rate shall be the higher or highest of such rates. The Prime Rate in effect as of the close of business of each day shall be the applicable Prime Rate for the day and each succeeding non-business day in determining the applicable Prime Rate Basis.

               Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

               Interest under this Note shall be due and payable quarterly in arrears on the last day of each quarter, commencing September 30, 1997, and continuing to be due on the last day of each quarter (March 31, June 30, September 30, or December 31) thereafter until this Note is paid in full. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Holder as provided below.

               Commencing June 30, 1999, and continuing on June 30 of each succeeding calendar year, the indebtedness evidenced by this Note shall be due and payable in eight (8) consecutive annual installments of principal, each in the amount of 11.11% of the amount of the Loan on June 30, 1999, plus all accrued and unpaid interest as hereinabove provided. The entire outstanding balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable in a ninth
          (9th) and final installment on June 30, 2007.

               Overdue principal shall bear interest for each day from the date it became so due until paid in full, payable on demand, at a rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) equal to the Prime Rate Basis plus three percent (3%).

               In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

               All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

               Time is of the essence of this Note.

               No delay or omission on the part of the Holder in the exercise of any right or remedy hereunder, under the Loan Agreement or any Financing Document, or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement or any Financing Document, or at law or in equity, shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

               Should this Note, or any part of the indebtedness evidenced hereby, be collected by law or through an attorney-at-law or under advice therefrom, the Holder shall be entitled to collect reasonable attorneys' fees and all costs of collection.

               This Note is entitled to the benefits of the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for prepayment of the Loan. Prepayment of the Loan may be made by the Borrower only as provided in the Loan Agreement.

               The Holder shall be under no duty to exercise any or all of the rights and remedies given by this Note and the Loan Agreement or under any of the other Financing Documents and no party to this instrument shall be discharged from the obligations or undertakings hereunder (a) should the Holder release or agree not to sue any person against whom the party has, to the knowledge of the Holder, a right to recourse, or (b) should the Holder agree to suspend the right to enforce this Note or Holder's interest in any collateral pledged or any guarantee given to secure this Note against such person or otherwise discharge such person.

               This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

               IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

                                        MIDSOUTH BANCORP, INC.


                                        By:  _____________________________

                                             C. R. Cloutier
                                             Title: President and Chief
                                                    Executive Officer
                                                    ______________________

                                        ATTEST:     ______________________

                                             Title: ______________________

                                                  [CORPORATE SEAL]


                                SCHEDULE TO GRID NOTE


       Date     Amount of     Amount of       Unpaid      Signature of Person
                 Advance      Principal     Principal       Making Notation
                                Repaid      Balance of
                                               Note

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

CORPORATE RESOLUTION TO BORROW



  Principal    Loan Date       Maturity     Loan No   Call   Collateral     Account   Officer   Initials
$1,200,000.00  06-23-1997     05-01-1998     531699   AT:91     PT:63                  780BC


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


Borrower: Financial of the South, Inc. (TIN: 72-1320872)    Lender:  LBA Savings Bank TIN: 72023n60
          315 Johnston Street (P O Box 4921)                         Commercial Lending Division
          Lafayette,LA 70502                                         P. O. Box 3607
                                                                     101 W. Vermilion
                                                                     Lafayette, LA 70502

=====================================================================================================


I, the undersigned Secretary or Assistant Secretary of Financial Services of the South, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Louisiana as a corporation for profit, with its principal office at 315 Johnston Street (P O Box 4921), Lafayette, LA 70502, and is duly authorized to transact business in the State of Louisiana.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on _____________, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES               POSITIONS           ACTUAL SIGNATURES

Ben P Huval              President          X ______________________

Karen L Hail             Secretary          X ______________________


be and they are hereby specifically authorized, empowered and directed, but without limitation, to do the following for and on behalf of and in the name of the Corporation:

Loan. To negotiate and obtain a revolving line of credit from Lender in the amount of One Millon Two Hundred Thousand & 00/100 Dollars (U.S. S1,200,000.00) under such terms and conditions as said officers or employees may agree to in their sole discretion, and for such additional sum or sums of money as in their Judgment should be borrowed, without limitation.

Loan Agreement. To negotiate and execute a loan agreement in favor of Lender governing the aforesaid revolving line of credit, containing such terms and conditions, affirmative and negative covenants and other obligations as said officers or employees may agree to in their sole discretion.

Note. To execute and deliver to Lender a promissory note evidencing the Corporation's obligations and indebtedness under the aforesaid revolving line of credit.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real (immovable) property and all personal (movable) property and rights of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property therefore mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured.

Security Agreements. To execute and deliver one or more mortgages, collateral mortgages, pledge agreements and other security agreements in favor of Lender to secure the prompt and punctual payment and satisfaction of the aforesaid revolving line of credit, under which said officers or employees may grant a continuing security interest in the property and/or the rights of the Corporation as more fully described therein, which mortgages, collateral mortgages, pledge agreements and other security agreements may contain provisions for foreclosure under Louisiana executory process procedures, confessions of judgment, waivers of appraisal and other rights and notices, all of which remedies upon default are specifically consented to by this Board of Directors.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of revolving lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the revolving line of credit until Lender receives written notice of revocation of their authority: Ben P Huval, President; and Karen L Hail, Secretary.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on June 23, 1997 and attest that the signatures set opposite the names listed above are their genuine signatures.

                         CERTIFIED TO AND ATTESTED BY:

                         X ________________________________

                         X ________________________________

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as on of the signing officers, it is advisable to have this certificate signed by a secon Officer or Director of the Corporation.

                               COMMERCIAL GUARANTY



  Principal    Loan Date       Maturity     Loan No   Call   Collateral     Account   Officer   Initials
                                                      AT:91     PT:63                  780BC


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


Borrower: Financial of the South, Inc. (TIN: 72-1320872)    Lender:  LBA Savings Bank TIN: 72023n60
          315 Johnston Street (P O Box 4921)                         Commercial Lending Division
          Lafayette,LA 70502                                         P. O. Box 3607
                                                                     101 W. Vermilion
                                                                     Lafayette, LA 70502

Guarantor:     MidSouth Bancorp. Inc.
               P.O. Box 3745
               Lafayette, LA  70502


=====================================================================================================



AMOUNT OF GUARANTY. The amount of this Guaranty Is Unlimited.

DEFINITIONS. The following terms shall have the following meanings when used in this Agreement:

Agreement. The word "Agreement" means this Guaranty Agreement as this Agreement may be amended or modified from time to time.

Borrower. The word "Borrower" means individually, collectively and Interchangeably Financial Services of the South, Inc..

Guarantor. The word "Guarantor". means individually, collectively and interchangeably MidSouth Bancorp, Inc. and all other persons guaranteeing payment and satisfaction of Borrower's Indebtedness as hereinafter defined.

Indebtedness. The word "Indebtedness" means Individually, collectively, interchangeably and without limitation any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower may now and/or in the future owe to and/or incur in favor of Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secured or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and other fees and charges including without limitation Borrower's indebtedness and obligations under a certain commercial loan agreement and promissory note in favor of Lender dated June
23, 1997 in the fixed principal amount of U.S. $1,200,000.00. In addition, all Interest thereon, costs, expenses, attorneys' fees and other fees and charges related thereto under Borrower's Indebtedness shall be fully guaranteed hereunder.

Lender. The word "Lender" means LBA Savings Bank, Commercial Lending Division
TIN: 720232760, its successors and assigns, and any subsequent holder or holders of Borrower's Indebtedness.

GUARANTEE OF BORROWER'S INDEBTEDNESS. Guarantor hereby absolutely and unconditionally agrees to, and by these presents does hereby, guarantee the prompt and punctual payment, performance and satisfaction of any and all of Borrower's present and future Indebtedness In favor of Lender.

CONTINUING GUARANTY. THIS IS A CONTINUING GUARANTY AGREEMENT UNDER WHICH GUARANTOR AGREES TO GUARANTEE PAYMENT OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and does hereby guarantee at all times the prompt and punctual payment, performance and satisfaction of all of Borrower's present and future Indebtedness in favor of Lender. Accordingly, any payments made on Borrower's Indebtedness will not discharge or diminish the obligations and liability of Guarantor under this Agreement for any remaining and succeeding Indebtedness of Borrower in favor of Lender.

JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor's obligations and liability under this Agreement shall be on a "solidary" or "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrower's Indebtedness In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

DURATION OF GUARANTY. This Agreement and Guarantor's obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow). It is anticipated that fluctuations may occur in the aggregate amount of Borrower's Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of Borrower's Indebtedness, even to zero ($0.00) dollars, prior to Lender's written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement.

CANCELLATION OF AGREEMENT; EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Agreement shall affect only, and shall be expressly limited to, Guarantor's continuing obligations and liability to guarantee Borrower's Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for any and all of Borrower's Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Agreement or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor's assets, Income and financial resources in extending credit and other Indebtedness to and in favor of Borrower, and that to release Guarantor from Guarantor's continuing obligations and liabilities under this Agreement would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its continuing obligations and liability under this Agreement for any reason whatsoever as long as any of Borrower's Indebtedness remains unpaid and outstanding, or otherwise.

DEFAULT. Should any event of default occur or exist under any of Borrower's Indebtedness in favor of Lender, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of Borrower's Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other few and charges. Such payment or payments shall be made at Lender's offices indicated above, immediately following demand by Lender.

GUARANTOR'S WAIVERS. Guarantor hereby waives:

(a) Notice of Lender's acceptance of this Agreement.

(b) Presentment for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

(c) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower's Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness, or notice of the creation of any new or additional Idebtedness subject to this Agreement

(d) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

(e) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower's Indebtedness.

(f) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from brining any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

(g) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to procceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Idebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

(h) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower's Indebtedness.

(i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Indebtedness of Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to pubic policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (a) advance or lend monies to Borrower, whether

06-23-1997                COMMERCIAL GUARANTY                            Page 2
Loan No 531699                 (Continued)
===============================================================================

or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently w subsequently becomes insolvent, be subordinate inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Indebtedness. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy;
provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower's Indebtedness guaranteed under this Agreement.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) Borrower's Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor's collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lender is fully paid and satisfied. In the event that Guarantor should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third parry payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associates and other entities (other than tax deterred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's indebtedness) in favor of Lender.

DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor's obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor's obligations or liabilities under this Agreement:

(a) Make additional secured and/or unsecured loans to Borrower.

(b) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower's Indebtedness), who is or may be liable to Lender for any of borrowers Indebtedness.

(c) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

(d) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower's Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower's Indebtedness.

(e) Settle or compromise any of Borrower's Indebtedness.

(t) Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

(g) Apply any payments and/or proceeds to any of Borrower's Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower's Indebtedness then remains unpaid.

(h) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

(i) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any pan of Borrower's Indebtedness.

NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other Guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender, or of waving any of Lender's rights and remedies under this Agreement or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies; it being Guarantor's intent and agreement that Lenders' rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

(a) The death, insolvency, bankruptcy, aggangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower ( or any person acting on Borrower's behalf), or of any guarantor, surety or endorser of Borrower's Indebtedness.

(b) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

(c) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower's assets

(d) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Agreement.

AUTOMATIC REINSTATEMENT. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to any of Borrower's Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall authomatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

LEGAL EXISTENCE. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana. Guarantor is duly qualified and in good standing as a foreign corportion in each jurisdiction where in the nature of the business transacted and the property owned by Guarantor makes such qualification necessary. Guarantor's guaranty of Borrower's Indebtedness and this Agreement does not

06-23-1997                  COMERCIAL GUARANTY                          Page 3
Loan No 531699                (Continued)
==============================================================================

violate Guarantor's Articles of incorporation or Bylaws. Guarantor has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement.

REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:

(a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

(b) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this Agreement are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

(c) Guarantor has agreed and consented to execute this Agreement and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

(d) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

(e) This Agreement, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

(f) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

(g) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

ADDITIONAL OBLIGATIONS OF GUARANTOR. So long as this Agreement remains in effect, Guarantor has not and will not, without Lender's prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor's assets. Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor's risks under this Agreement. Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or material relating to Borrower or Borrower's Indebtedness.

ADDITIONAL DOCUMENTS; FINANCIAL STATEMENTS. Upon the reasonable request of Lender, Guarantor will, at any time, and from time to time, execute and deliver to Lender any and all such financial instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender to obtain the full benefits of this Agreement. Guarantor further agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

TRANSFER OF INDEBTEDNESS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower's Indebtedness. This Agreement shall be transferable and negotiable with the same force and effect and to the same extent as Borrower's Indebtedness may be transferable; it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower's Indebtedness, the holder of such Indebtedness shall have all of the rights and remedies granted to Lender under this Agreement. Guarantor further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure any and all of Borrower's Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest. Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lender or any such purchaser.

NOTICES. Any notice provided in this Agreement must be in writing and will be considered as given on the day it is delivered and or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other address as any party may designate to the other in writing. If there is more than one Guarantor under this Agreement, notice to any Guarantor shall constitute notice to all Guarantors.

ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant, one or more additional guaranties of Borrower's Indebtedness in favor of Lender. Should this occur, the execution of this Agreement and any additional guaranties on the part of Guarantor will not be construed as a cancellation of this Agreement or any of Guarantor's additional guaranties; it being Guarantor's full intent and agreement that all such guaranties of Borrower's Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendment. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

Caption Headings. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires the singular includes the plural and the plural also includes the singular.

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

Successors and Assigns Bound. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY 0' THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE: LENDER'S NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 23, 1997.

GUARANTOR:

MidSouth Bancorp, Inc.

By: ___________________

     C R "Rusty" Cloutier, President/CEO

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT





  Principal    Loan Date       Maturity     Loan No   Call   Collateral     Account   Officer   Initials
$1,200,000.00  06-23-1997     05-01-1998    531699    AT:91     PT:63                  780BC


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


Borrower: Financial of the South, Inc. (TIN: 72-1320872)    Lender:  LBA Savings Bank TIN: 72023n60
          315 Johnston Street (P O Box 4921)                         Commercial Lending Division
          Lafayette,LA 70502                                         P. O. Box 3607
                                                                     101 W. Vermilion
                                                                     Lafayette, LA 70502

Guarantor:     MidSouth Bancorp. Inc.
               P.O. Box 3745
               Lafayette, LA  70502


=====================================================================================================




THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT is entered into among Financial Services of the South, Inc. (referred to below as "Borrower"); MidSouth Bancorp, Inc. (referred to below as "Grantor"); and LBA Savings Bank (referred to below as "Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a continuing security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated In this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

Agreement. The word "Agreement" means this Commercial Pledge and Security Agreement, as this Commercial Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Commercial Pledge and Security Agreement from time to time.

Borrower. The word "Borrower" means individually, collectively and interchangeably each and every person or entity signing the Note, including without limitation Financial Services of the South, Inc.

Collateral. The word "Collateral" means individually, collectively and interchangeably Grantor's present and future rights, title and interest in and to the following, together with any and all present and future additions thereto, substitutions therefore, and replacements thereof, together with any and all present and future certificates and/or instruments evidencing any Stock, and further together with all Income and Proceeds as described below:

1000.000 shares of Financial Services of the South, Inc., Certificate No.0001

Encumbrances. The word Encumbrances" means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future, may affect the Collateral or any part or parts thereof.

Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default."

Grantor. The word "Grantor" means individually, collectively and interchangeably MidSouth Bancorp, Inc. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement solely to grant a security interest as affecting Grantor's interest in the Collateral and will not be personally liable to Lender under the Note except as otherwise provided by contract or by law (e.g., personal liability under a guaranty or as a surety).

Guarantor. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

Income and Proceeds. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends of every type and description, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, and all other types of proceeds, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property of every type and description which Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles. The words "Income and Proceeds" also specifically include, without limitation, (a) any and all of Grantor's present and future options, warrants and/or rights accruing from, or arising out of, or in any way connected with the Collateral, including without limitation, Grantor's rights to exercise and/or enforce such options, warrants or rights; (b) any and all of Grantor's present and future rights, title and interest in and to any and all dividends and other distributions, of every type and description, to be paid or payable under, or on account of, or attributable to the Collateral, including without limitation, Grantor's rights to receive and to collect such dividends and other distributions and Grantor's rights to enforce performance, collection and/or payment thereof; (c) any and all of Grantor's present and future rights, title and interest in and to all interest, income, profits and other benefits and distributions, of every type and description, derived or to be derived from the Collateral, including without limitation, Grantor's rights to receive such interest, income, profits, benefits and other distributions and Grantor's rights to enforce performance, collection and/or payment thereof, (d) all general intangibles in any way related to the Collateral; and (e) any and all of Grantor's present and future rights, title and interest in and to any and all proceeds, of every type and description, derived or to be derived from the sale, transfer, assignment and/or other distribution of the Collateral, including the right to receive such proceeds and Grantor's rights to enforce performance, collection and/or payment thereof.

Indebtedness. The word Indebtedness" means the indebtedness evidenced by the Note, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges, together with all other indebtedness and costs and expenses for which Borrower or Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" also includes any and all other loans, extensions of credit, obligations, debts and liabilities, plus interest thereon, of Borrower or Grantor that may now and in the future be owed to or incurred in favor of Lender, as well as all claims by Lender against Borrower or Grantor, whether existing now or later; whether they are voluntary or involuntary, whether related or unrelated, whether committed or purely discretionary, due or to become due, direct or indirect or by way of assignment, determined or undetermined, absolute or contingent, liquidated or unliquidated; whether Borrower or Grantor may be liable individually or jointly with others, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges; whether Borrower or Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become void or otherwise unenforceable. Notwithstanding the foregoing, Grantor's pledged "Margin Stock" will not secure additional loans, extensions of credit, obligations or liabilities in favor of Lender, as provided above, unless and until Lender complies with the purpose statement requirements of Federal Reserve Board Regulation U. to the extent applicable.

Lender. The word "Lender" means LBA Savings Bank TIN: 720232760, its successors and assigns, and any subsequent holder or holders of the Note, or any interest therein.

Notes, Instruments and Chattel Paper. The words "Notes, Instruments and Chattel Paper" mean individually, collectively and interchangeably Grantor's various promissory notes, credit sales agreements, installment sale contracts, equipment leases, instruments, security agreements, chattel paper, and all other similar obligations and indebtedness, that may now and in the future be owed to or held by Grantor from whatever source arising, and whcih are pledged to Lender subject to this Agreement.

Margin Stock. The term "Margin Stock" means Grantor's Stock that maybe subject to the applicable loan to value ratio requirements of Federal Reserve Board Regulation U(12 C.F.R. 221.1, et seq.). Nothwithstanding the foregoing, Grantor's pledge "Margin Stock" will not secure additional loans, extensions of credit, obligations or liabilities in favor of Lender, as provided above , that are made or incurred after the date of this Agreement, unless and until Lender complies with the purpose statement requirements of Federal Reserve Board Regulation U, to the extent applicable.

Note. The word "Note" means the note or credit agreement dated June 23, 1997, in the principal amount of $1,200,000.00 from Borrower to Lender, together with all substitute or replacement notes therefor, as well as renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

Obligor. The word "Obligor" means and includes individually, collectivey and interchangeably without limitation any and all persons or entitites obligated to pay money or to perform some other act under the Collateral. In the context of Grantor's Collateral, the word "Obligor" means the issuer or issuers of the Collateral.

Related Documents. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments and documents, whether now or hereafter existing, executed in connection with

06-23-1997              COMMERCIAL PLEDGE AND SECURITY AGREEMENT        Page 2
Loan No 531699                          (Continued)
===============================================================================

the Indebtedness.

Stock. The word "Stock" means individually, collectively and interchangeably, to Grantor's stock, and other securities subject to pledge under this Agreement, together with any and all additions thereto, substitutions therefor or replacements thereof.

DELIVERY OF COLLATERAL. Contemporaneous with the execution of this Agreement, Grantor has delivered or will deliver to Lender or Lender's designated agent the above described Collateral, including without limitation, any and all certificates and/or instruments evidencing Grantor's Collateral subject to this Agreement, appropriately endorsed in blank, together with irrevocable stock powers also endorsed in blank. As long as this Agreement remains in effect, Grantor further agrees to immediately deliver to Lender, or Lender's designated agent, any and all additions to and/or substitutions or replacements for the Collateral, including without limitation any and all future certificates representing Stock subject hereto that are subsequently issued in favor of Grantor or that are otherwise held or owned by Grantor. In the event that Grantor is unable to deliver any of the Collateral to Lender or Lender's designated agent at the time this Agreement is executed, or should Grantor ever withdraw or obtain temporary possession of any of the Collateral while this Agreement remains in effect, either under a trust receipt or otherwise, Grantor unconditionally agrees to deliver immediately to Lender the Collateral or, alternatively, such substitute or replacement collateral security as may then be satisfactory to Lender.

CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that Grantor has granted a continuing security interest in the Collateral in favor of Lender to secure any and all present and future indebtedness of Borrower and Grantor in favor of Lender, as may be outstanding from time to time, in principal, interest, costs, expenses, attorneys' fees and other fees and charges, with the continuing preferences and priorities provided under applicable Louisiana law.

DURATION. This Agreement shall remain in full force and effect until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Grantor.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

DEPOSIT ACCOUNTS. As collateral security for repayment of the Indebtedness and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower or Grantor (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Grantor is granting Lender a continuing security interest in any and all funds that Grantor may now and in the future have on deposit with Lender or in whatsoever of deposit or other deposit accounts as to which Grantor is an account holder (with the exception of IRA, pension, and other tax-deterred deposits). Grantor further agrees that Lender may at any time apply any funds that Grantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Grantor is an account holder against the unpaid balance of Borrower's Note and any and all other present and future indebtedness and obligations that Borrower or Grantor (or any of them) may then owe to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

GRANTOR'S OBLIGATIONS TO DELIVER COLLATERAL CERTIFICATES, DIVIDENDS, DISTRIBUTIONS, ETC. In the event that Grantor should ever receive any: (a) certificates and/or instruments representing any of the Collateral, including without limitation, any certificates and/or instruments representing Collateral issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, or split-off or any renewal or refinancing of any Collateral; (b) options, warrants or rights, whether as an addition to, or in substitution of, or exchange for, any of the Collateral, or otherwise; (c) non-cash dividends and/or other distributions payable in property, including securities issued by third parses other than the issuer(s) of the Collateral;
(d) cash and/or cash equivalent interest, dividends or other distributions; and/or (e) proceeds and/or payments, whether in wash or otherwise, derived or to be derived from the sale, transfer, assignment, delivery or other distribution of the Collateral; then Grantor shall accept the same as Lender's agent, in trust for and on behalf of Lender, and Grantor shall deliver them forthwith to Lender in the exact form received, with Grantor's endorsement in blank, when necessary, and/or with irrevocable Collateral powers duly executed by Lender in blank, with the same to be held in pledge by Lender, subject to the terms and conditions of this Agreement, as collateral security for repayment of the Indebtedness, as heretofore stated.

Notwithstanding the foregoing, Grantor shall be entitled to receive for Grantor's own use, all interest and/or cash dividends on the Stock, paid or to be paid out of earned surplus, until such time as Lender should otherwise notify Grantor in writing. Upon delivery of such a notice, Lender may require that all interest and/or cash dividends on the Stock be paid and delivered to Lender as additional wash security hereunder, or Lender may, at Lender's sole and exclusive option, elect to apply such interest and/or cash dividends towards the satisfaction of the indebtedness in the manner provided below.

LENDER'S RIGHT TO REGISTER COLLATERAL IN LENDER'S NAME. Grantor unconditionally agrees that Lender may, at Lender's sole and exclusive option, and at any time, whether or not an Event of Default has occurred or exists under this Agreement, require that the Collateral and any and all certificates issued thereunder, be registered in Lender's name or in the name of Lender's designated nominee. Grantor additionally agrees that, upon Lender's request, Grantor will cause the Collateral issuer(s), transfer agent(s), or registrar(s) to effect such registration.

GRANTOR'S RETENTION OF VOTING RIGHTS PRIOR TO DEFAULT. Grantor shall retain all voting rights with regard to the Stock until such time as an Event of Default should occur or exist under this Agreement. In the event that Lender should elect to require that the shares of Stock and the certificates issued thereunder be registered in Lender's name or in the name of Lender's designated nominee prior to any default hereunder, Lender agrees to execute and deliver to Grantor all necessary proxies required to permit Grantor to continue to exercise voting rights with regard to the Stock, which proxies shall provide for automatic expiration upon the occurrence of any Event of Default under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

Ownership. Grantor at all times will continue to be the legal and lawful owner of the Collateral free and clear of all security interests, liens, Encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

Right to Pledge. Grantor has the right, power and authority to enter into this Agreement and to grant a continuing security interest in the Collateral in favor of Lender.

Authorttzation. Grantor's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under any agreement or other instrument which may be binding upon Grantor, or under any law or governmental regulation or court decree or order applicable to Grantor and/or Grantor's properties.

Protection of Security Interest. Upon delivery of the Collateral to Lender, including without limitation delivery of the certificates and/or instruments evidencing and representing the Collateral, this Agreement shall create a valid first lien upon, and perfect a security interest in the Collateral subject to no prior security interest, lien, charge, Encumbrance or other agreement purporting to grant to any third party a security interest in the Collateral. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic, facsimile, or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection, termination, and the conHnuaHon of the pertecHon of Lender's security interest in the Collateral.

Binding Effect. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

Valid Isuance of Stock. All of the Stock has been duly and validly issued and is fully paid and nonassessable.

Free Transferability of Stock. Unless otherwise previously disclosed to Lender in writing, all of the shares of Stock are freely transferable and subject to sale without being subject to limitations, restrictions, stock legends, or prohibitive covenants under any agreements, or otherwise under which Grantor or the issuer of any such Stock may be bounds and/or obligated.

Stock Dividend; Stock Split. In order to prevent Lender's collateral position from becoming diluted by any stock dividends and/or stock splits, Grantor agrees to notify Lender immediately when knowledge of said transaction or transactions becomes known, and to deliver all of said stock certificates to lender for pledging within five (5) days of receipt of said stock dividend and/or stock split together with appropriately executed stock powers.

No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of Notes, Instruments and/or Chattel Paper, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning from, content and manner of preparatino and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

06-23-1 997         COMMERCIAL PLEDGE AND SECURITY AGREEMENT            Page 3
Loan No 531699                   (Continued)
==============================================================================

  No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

  No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

  Survivorship of Representations and Warranties. The foregoing representations and warranties and all other representations and warranties of Grantor under this Agreement shall be continuing in nature and shall survive the termination of this Agreement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender shall have the following rights in addition to all other rights it may have by law:

  Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

  Income and Proceeds from the Collateral. Lender shall have the right, whether or not an Event of Default exists under this Agreement, to directly collect and receive any and all Income and Proceeds as such become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all such Income and Proceeds that may be received by or that may be payable to Grantor. Grantor further unconditionally agrees that Lender shall have the right to notify the issuer(s) of the Collateral and all other Obligors to pay and/or deliver such Income and Proceeds directly to Lender or Lender's nominee at an address to be designated by Lender, and to do any and all other things as Lender may deem necessary and proper, within Lender's sole discretion, to carry out the terms and intent of this Agreement. Lender shall have the further right, where appropriate, and within Lender's sole discretion, to file suit, either in Lender's own name or in the name of Grantor, to collect and/or enforce performance, payment and/or delivery of any and all such Income and Proceeds.

  Where it is necessary for Lender to enforce performance, payment and/or delivery of any such Income and Proceeds from the Obligor therefor, Grantor unconditionally agrees that Lender may compromise or take such other actions, either in Grantor's name or in the name of Lender, as Lender may deem appropriate, within Lender's sole judgment, with regard to performance, collection and/or payment of the same, without affecting the obligations and liabilities of Grantor under this Agreement and/or any Indebtedness secured hereby. In order to further permit the foregoing, Grantor agrees that Lender shall have the additional irrevocable rights, coupled with an interest, to:
  (a) receive, open and dispose of all mail addressed to Grantor pertaining to any of the Collateral; (b) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Collateral to such address as Lender may designate; and (c) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders or other Instruments of payment of such Income and Proceeds that may come into Lender's possession, and to deposit or otherwise collect the same, applying such funds to the unpaid balance of the Indebtedness in the manner provided below.

  In the event that Grantor should, for any reason, receive any Income and Proceeds subject to this Agreement, and Grantor should deposit such funds into one or more of Grantor's deposit accounts, no matter where located, Lender shall have the additional right following any Event of Default under this Agreement, to attach any and all of Grantor's deposit accounts in which such funds may have been deposited, whether or not any such funds were commingled with other funds of Grantor, and whether or not any such funds then remain on deposit in such an account or accounts. To this end, Grantor additionally collaterally assigns and pledges to Lender and grants to Lender a continuing security interest in and to any and all of Grantor's present and future rights, title and interest in and to any and all funds that Grantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other financial institutions, as well as money market accounts with other types of entities, in which Grantor at any time may deposit any such Income and Proceeds.

  Application of Cash. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured. Lender may alternatively and at its sole option and election hold such cash as additional "cash collateral" to secure the Indebtedness.

  Transactions with Others. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

  Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon request of Lender, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If the Collateral consists of investment property for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry, initial transaction statement, registered by pledge, or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor file a carbon, photographic facsimile, or other reproduction of any financing statement. Grantor will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. Grantor also promptly will notify Lender of any change in Grantor's Social Security Number or Employer Identification Number. Grantor represents and warrants to Lender that Grantor has provided Lender with Grantor's correct Social Security Number or Employer identification Number and that Grantor has no other Social Security or Employer Identification Numbers. Grantor promptly shall notify lender should Grantor apply for or obtain a new Social Security or Employer Identification Number.

  All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

ADDITIONAL COVENANTS. Grantor additionally agrees with respect to the
Collateral:

No Settlement or Compromise. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend payment under any of the Collateral.

Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Notes, Instruments and Chattel Paper, which books and records shall at all times be open to inspection and copying by Lender or Lender's designated agent. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor at such reasonable times as Lender may designate.

Notice to Debtors. Upon request by Lender, Grantor will immediately notify individual debtors under the Notes, Instruments and/or Chattel Paper, advising such debtors of the fact that their obligations have been assigned and pledged to Lender. In the event that Grantor should fail to provide such notices for any reason upon request by Lender, Grantor agrees that Lender may forward appropriate notices to such debtors, either in Lender's name or in the name of Grantor.

Additional Documents. Grantor further agrees to execute all additional documents, including, without limitation, appropriate endorsements of the Notes, Instruments and/or Chattel Paper, in blank, which Lender may deem necessary and proper, within Lender's sole discretion, to better reflect the true intent of this Agreement.

Verifications. Grantor additionally agrees that Lender or Lender's agents may periodically contact individual debtors whose Notes, Instruments and Chattel Paper have been assigned and pledged hereunder in order to verify the amounts then owing such obligations, to determine whether such debtors have any offsets or counterclaims against Grantor, and such other matters about which Lender may inquire.

Notification of Lender. Grantor will promptly deliver to Lender all written notices, and a will promptly give Lender written notice of any other notices received by Grantor will respect the Collateral.

Irrevocable Nature of Powers of Attorney. The various agencies and powers of attorney conveyed on Lender under this Agreement are granted for purposes of security and may not be revoked by Grantor until such time as the same may be renounced by Lender.

EXPENDITURES BY LENDER. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of rights under this Agreement. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral, including, without limitation, the purchase of insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions and incur limitation, the purchase of insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions to incur such additional expenditures as Lender may deem necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be ____________. Nothing under this Agreement shall obligate Lender to take any such actions or to incur any such

06-23-1997            COMMERCIAL PLEDGE AND SECURITY AGREEMENT         Page 4
Loan No 531699                    (Continued)
=============================================================================

additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment. All such expenses shall become a part of the Indebtedness and, at Lender's option, will be payable on demand. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parses to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

Default Under Loan Agreement. Should an event of default occur or exist under the terms of Borrower's Loan Agreement in favor of Lender.

Default under the Indebtedness. Should Borrower or Grantor default in the payment of principal or interest under any of the Indebtedness.

Default under this Agreement. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

Default Under Other Agreements. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

Other Defaults In Favor of Lender. Should Borrower, Grantor, or any Guarantor default under any other loan, extension of credit, security agreement, or obligation in favor of Lender.

Default In Favor of Third Parties. Should Borrower, Grantor, or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property, or Borrower's or Grantor's or any Guarantor's ability to perform their respective obligations under this Agreement, or any Related Document, or pertaining to the Indebtedness.

Insolvency. Should the suspension, failure or insolvency, however evidenced, of Borrower, Grantor, or any Guarantor occur or exist.

Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Borrower, Grantor, or any Guarantor.

Assignment for Benefit of Creditors. Should Borrower, Grantor, or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

Receivership. Should a receiver of all or any part of Borrower's or Grantor's property, or the property of any Guarantor, be applied for or appointed.

Dissolution Proceedings. Should proceedings for the dissolution or appointment of a liquidator of Borrower, Grantor, or any Guarantor be commenced.

False Statements. Should any representation or warranty of Borrower or Grantor or any Guarantor made in connection with the Indebtedness prove to be incorrect or misleading In any respect.

Insecurity. Should Lender deem itself to be insecure with regard to repayment of the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender, at its sole option, may accelerate the maturity and declare and demand immediate payment in full of any and all Indebtedness secured hereby in principal, interest, costs, expenses, attorneys fees and other fees and charges.

Collect the Collateral. Collect any of the Collateral and, at Lender's option retain possession thereof while suing on the Indebtedness.

Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales, or through any exchange or broker, at such prices and on such terms as Lender may deem best, for cash or on credit or future delivery, without assumption of any credit risk, without any further demand or notice upon Grantor for performance, without appraisal, without the intervention of any court and without any formalities other than those provided herein. For purposes of selling the Collateral, Lender has been and is hereby made and constituted the agent of Grantor, such agency being coupled with an interest. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the parish or county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale. Grantor agrees that any such sale shall be conclusively deemed to be conducted in a commercially reasonable manner if it is made consistent with the standard of similar sales of collateral by commercial banks in Lafayette, Louisiana.

Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies, at any time, and from time to time, whether or not an Event of Default has occurred or exists: (a) register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, investment property) in Lender's sole name or in the name of Lender's broker, agent or nominee; (b) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Collateral consisting of securities, or investment property capable of being delivered; (c) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (d) execute any such control agreement on behalf of and in the name of Grantor, with Grantor hereby irrevocably appointing Lender as its agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on behalf of Grantor; (e) exercise any and ail rights of Lender under any such control agreement or power of attorney; (f) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (g) collect, with or without legal action, and issues receipts concerning, any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be Authorized to instruct the issuer. broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (d) execute any such control agreement on behalf of and in the name of Grantor, with Grantor hereby irrevocably appointing Lender as its agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on behalf of Grantor; (e) exercise any and all rights of Lender under any such control agreement or power of attorney; (f) exercise any voting, conversion, registration, purchase option, or other rights with respect to any Collateral; (g) collect, with or without legal action, and issues receipts concerning, any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in "control" of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue "entitlement orders" concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

Sale of Stock. Grantor recognizes that Lender may not be able to effect a public sale on all or part of the Stock, and Lender may be compelled or deem it best to resort to one or more private sales to a restricted group of purchasers, who may be obligated to agree, among other things, to acquire the Stock for their own account for investment purposes only and not with a view of distribution or resale. Grantor acknowledges that any private sale of the Stock may be at prices and on terms less favorable than those of public sales, and Grantor unconditionally agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Lender has no obligation to delay the sale of any Stock to permit the issuer(s) to register it for sale under the Securities Act of 1933, as amended (the "Securities Act") or to qualify such Stock under the "Blue Sky" laws of any state. Grantor additionally agrees to use Grantor's best efforts to cause any issuer, transfer agent, or registrar of the Stock to take all such actions and execute all such documents as may be necessary or appropriate, upon request by Lender, (a) to remove any restrictive legends placed on the Stock that are not legally required, (b) to effect any sale or sales of the Stock in accordance with Rule 144 of the Securities Act, and/or (c) to effect any sale or other disposition of the Stock at any lawful public or private sale or other disposition.

Registration of Stock. If Lender shall elect to exercise its right to sell or otherwise dispose of all or any part of the Collateral at public or private sale and if in the opinion of counsel for Lender, it is necessary to have the Stock or any portion thereof registered under the provisions of the

06-23-1997               COMMERCIAL PLEDGE AND SECURITY AGREEMENT       Page 6
Loan No 531699                          (Continued)
==============================================================================

Securities Act, Grantor unconditionally and covenants to use its best efforts to cause: (a) the issuer(s) of the Stock, its directors and officers, to take all action necessary to register the Stock or the portion thereof to be disposed of, under the provisions of the Securities Act, at Grantor's expense, (b) the registration statement relating thereto to become effective and to remain so for not less than one (1 ) year from the date of the first public offering of the Stock or that portion thereof to be disposed of, and to make all amendments thereto and to the related prospectus, which, in the opinion of Lender and its counsel, may be necessary or advisable, all in conformity with requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (c) the issuer(s) of the Stock to comply with the provisions of the "Blue Sky" laws of any jurisdiction that the Lender shall designate, and (d) the issuer(s) of the Stock to make available to its security holders, as soon as practical (but in no event later than sixteen (16) months after the effective date of such registration statement), an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning with the first month after the effective date of any such registration statement, which earnings statement Will satisfy the provisions of Section 11(a) of the Securities Act. Grantor acknowledges that a breach of any of the covenants contained in (a) through (d) above may cause irreparable injury to Lender, and that Lender will have no adequate remedy at law with respect to any such breach, and, as a consequence, that Grantor's covenants as set forth in this Agreement are enforceable against Grantor. Grantor hereby waives, to the extent such waiver is enforceable under law, and Grantor shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that Borrower is not in default under any of its Indebtedness in favor of Lender.

Lender's Right to Vote Stock. Immediately and without further notice, upon the occurrence of any Event of Default under this Agreement, whether or not the Stock may have previously been registered in the name of Lender or in the name of Lender's nominee, Lender or its nominee shall have the right to exercise all voting rights with respect to the Stock. Lender or its nominee shall have the further right to exercise any and all additional corporate rights and all other conversion, exchange, or subscription rights, privileges and/or options with regard thereto, including, without limitation, the right to exchange any and all shares of Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer(s) thereof or upon the exercise by any such issuer(s) of any rights, privileges or options pertaining thereto. Lender or its nominee shall have the additional right to deliver the Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine, all without liability except to account for property actually received by Lender. Lender shall have no duty to exercise any of the foregoing rights, privileges or options and shall not be responsible for any failure to do so or delay in doing so. Lender may by written notice to Grantor, relinquish, either partially or completely in accordance with any terms or conditions Lender may set forth in such notice, any or all voting rights Lender may acquire pursuant to this Agreement.

Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

Specific Performance. Lender may, in addition to the foregoing remedies, or in lieu thereof, and in Lender's sole discretion, commence an appropriate action or actions against Borrower and Grantor seeking specific performance of any covenants contained herein, or in aid of the execution or enforcement of any power herein granted.
Transfer Title. Effect transfer of tide upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Louisiana Commercial Laws (La. R.S. 10: ~101, et seq.), at law, in equity, or otherwlse.

Application of Proceeds and Payments. Any and all proceeds, interest, profits, and Income and Proceeds that Lender actually receives and collects, whether resulting from the public or private sale of the Collateral and/or collection or exercise of any of Lender's rights provided hereunder, shall be applied first to reimburse Lender for its costs of collecting the same (including, but not limited to, any attorneys' fees incurred by Lender and Lender's court costs, whether or not there is a lawsuit, including any fees on appeal incurred by Lender in connection with the collection or sale of the Collateral), with the balance being applied to principal, interest, costs, expenses, attorneys' fees and other fees and charges under the Indebtedness, in such order and with such preferences and priorities as Lender shall determine within its sole discretion.

Cumulative Remedles. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies. Nothing under this Agreement or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or Borrower and/or against any Guarantor and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

ASSIGNMENT OF INDEBTEDNESS; TRANSFER OF COLLATERAL. Grantor hereby recognizes and agrees that Lender may assign all or any porter of the Indebtedness to one or more third party creditors. Such transfers may include but are not limited to, sales of participation interests in the Indebtedness. Grantor specifically agrees and consents to all such transfer and assignments and further waives any subsequent notice of such transfers or assignments as may be provided under applicable Louisiana law. Grantor additionally agrees that any and all of Borrower's other and future loans, extensions of credit, liabilities and obligations in favor of such a third party assignee will be secured by the Collateral. Grantor further agrees that Lender may transfer all or any portion of the Collateral to such a third party assignee, in which case Lender will be fully released from any and all of Lender's obligations and responsibilities to Grantor with regard to the transferred Collateral. Any third party creditor to whom the Collateral is transferred will acquire all of Lender's rights and powers with respect to the transferred Collateral, with Lender retaining all powers and rights with regard to any of the Collateral which is not transferred to another party.

PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security rights and interests granted under this Agreement. In the event that Lender elects to defend any such action or proceeding, Grantor agrees to reimburse Lender for Lender's costs associated therewith, including without limitation, Lender's attorneys' fees, which additional costs and expenses shall be secured by this Agreement.

INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation, Lender's reasonable attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by Lender, arising out of or in any manner occasioned by this Agreement or the rights and remedies granted to Lender hereunder. The foregoing indemnity provision shall survive the cancellation of this Agreement as to all masers arising or accruing prior to such cancellation, and the foregoing indemnity provision shall further survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following any Event of Default hereunder.

ADDITIONAL OBLIGATIONS OF GRANTOR. Grantor shall have the following additional obligations under this Agreement:

Additions Collateral. In the event that any of the Collateral should at any time decline In value or become unsatisfactory to Lender for an, reason, Grantor agrees to immediately provide Lender with such additional collateral security as may then be acceptable to Lender.

No Sale or Encumbrance. As long as this Agreement remains In effect, Grantor unconditionally agrees not to sell, option, assign, pledge, or create or permit to exist any lien or security interest in or against any of the Collateral in favor of any person other than Lender.

No Settlement or Compromise of Rights. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend payment under any of Grantor's Collateral.

No Consent to Issuance of Additional Stock. Grantor will not, without the prior written approval of Lender, consent to, or approve of, the issuance of any additional shares of any class of capital stock of the issuer(s) of the Stock, or any securities convertible voluntarily by the holder thereof, or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares, or any warrants, options, rights or other commitments entitling any person to purchase or otherwise acquire any such shares.

Notice to Obligors. Upon request by Lender, Grantor will immediately notify individual obligors under Grantor's Collateral and/or Rights, advising such obligors of the fact that their obligations have been collaterally assigned and pledged to Lender. In the event that Grantor should fail to provide such notices for any reason, upon request by Lender, Grantor agrees that Lender may forward appropriate notices to such obligors, either in Lender's name or int he name of Grantor.

Additional Pledge Agreement; Effect. Grantor acknowledges and agrees that Grantor may, from time to time, one or more times, enter into additional pledge and security agreements with Lender under which Grantor may undertake to pledge or grant to Lender a security interest in the same Collateral. Grantor further acknowledges and agrees that the execution of such additional agreements, including any such agreements now in effect, will not have the effect of cancelling, novating or otherwise modifying this Agreement; it being Grantor's full intent and agreement that all such pledge agreements (including this Agreement) shall be cumulative in nature and shall remain in full force and effect until expressly cancelled by Lender under a written cancellation instrument delviered to Grantor.

Additional Documents. Grantor agrees, at any time, from time to time, one or more times, upon written request by Lender, to execute and deliver such further documents and do such further acts and things as Lender may reasonably request, within Lender's sole discretion, to effect the purposes of this Agreement.

Nofification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor with respect to the Collateral.

06-23-1997               COMMERCIAL PLEDGE AND SECURITY AGREEMENT        Page 6
Loan No 531699                     (Continued)
===============================================================================

EFFECT OF WAIVERS. Grantor has waived, does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with Borrower and any and all Guarantors of the Indebtedness, on a "solidary" or "joint and several" basis. Grantor further agrees that discharge or release of any party who is, may, or will be gable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement, or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or any other party or parties guaranteeing payment of the Indebtedness, from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and rerr~dies it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Defeat under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in wnting. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default. None of the warranties, conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, Lender's agents, officers or employees; but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) Borrower's Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

FURTHER COVENANTS. Grantor further represents, warrants and agrees that: (a) Grantor has agreed and consented to grant the security interest provided herein to secure payment of Borrower's Indebtedness in favor of Lender at Borrower's request and not at the request of Lender; (b) Grantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or ansing out of Borrower's Indebtedness; (c) Grantor has established adequate means of obtaining information from Borrower on a continuing basis with regard to Borrower's financial condition; (d) Lender has made no representations to Grantor as to the creditworthiness of Borrower. Grantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Grantor's risks with regard to Borrower's Indebtedness. Grantor further agrees that Lender shall have no obligation to disclose to Grantor any information or material relating to Borrower's Indebtedness.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Applicable Law. This Agreement has been delivered 10 Lender and accepted by Lender In the State of Louisiana. This Agreement shall be governed by and construed In accordance with the laws of the State of Louisiana.

Attorneys' Fees; Expenses. Borrower and Grantor agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Borrower and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection seances. Borrower and Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Notices. To give Borrower or Grantor any notice required under this Agreement, Lender may hand deliver or mail such notice to Borrower or Grantor. Lender will deliver or mail any notice to Borrower or Grantor (or any of them if more than one) at any address which Borrower or Grantor may have given Lender by written notice as provided in this paragraph. In the event that there is more than one Borrower or Grantor under this Agreement, notice to a single Borrower or Grantor shall be considered as notice to all Borrower and Grantors. To give Lender any notice under this Agreement, Borrower or Grantor (or any Borrower or Grantor) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Borrower or Grantor (or any Borrower or Grantor) by written notice as provided in this paragraph. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail, by registered or certified mail to the address specified in this Agreement.

Severabillity. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

Successors and Assigns Bound; Solidary Liability. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devisees, administrators, executors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by Grantors under this Agreement shall be on a "solidary" or "joint and several" basis.

BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AND SECURITY AGREEMENT, AND BORROWER AND GRANTOR AGREE TO ITS TERMS. THIS Agreement IS DATED JUNE 23,1997.

BORROWER:

Financial Services of the South, Inc.

BY: _____________________________

        Ben P Huval, President

GRANTOR:

MidSouth Bancorp, Inc.

By: ______________________________

        C R "Rusty" Cloutier, President/CEO